Exhibit 10.2
LENDER ADDENDUM
     This Lender Addendum (this “Lender Addendum”) is dated as of the Effective Date set forth below and is entered into by and among Deutsche Bank Trust Company Americas (the “New Lender”), Ferrellgas, L.P. (“Borrower”), Ferrellgas, Inc. and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Fifth Amended and Restated Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the New Lender.
     Subject to the New Lender’s receipt of a duly executed copy of the fee letter dated as of June 6, 2006, among Borrower, Ferrellgas, Inc. and the New Lender, and the payment in full of the fee referred to therein, New Lender hereby agrees to become a Lender under the Credit Agreement with a Commitment equal to the amount set forth below (the “New Commitment”), subject to and in accordance with the Credit Agreement, as of the Effective Date as specified below. New Lender shall have all of the rights and obligations of a Lender under the Credit Agreement, the Guarantees of the Obligations and any other documents or instruments delivered pursuant thereto, to the extent related to the New Commitment (including, without limitation, rights and obligations with respect to Committed Loans, Swing Line Loans and Letters of Credit).
     1. New Lender: Deutsche Bank Trust Company Americas
     2. Borrower: Ferrellgas, L.P.
     3. Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement
     4. Credit Agreement: The Fifth Amended and Restated Credit Agreement, dated as of April 22, 2005, among Ferrellgas, L.P., as Borrower, Ferrellgas, Inc., as the General Partner of Borrower, the Lenders parties thereto, and Bank of America, N.A., as Administrative Agent.
     5. New Commitment:

	Aggregate Commitments	Aggregate Commitments
Commitment of New	of all Lenders Prior to	of all Lenders Including	Pro Rata Share of New
Lender	New Commitment	New Commitment	Lender Commitment
$35,000,000	$330,000,000	$365,000,000	9.59%
     6. Lending Office. The Lending Office of New Lender is at the address set forth below:
  60 Wall Street
  New York, New York 10005

     7. Effective Date: June 6, 2006
     8. Representations and Warranties of New Lender. The New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Lender Addendum and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the New Commitment, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01(b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Lender Addendum on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the New Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
     9. General Provisions. This Lender Addendum shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Lender Addendum may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Lender Addendum by telecopy shall be effective as delivery of a manually executed counterpart of this Lender Addendum. This Lender Addendum shall be governed by, and construed in accordance with, the law of the State of New York.
[Signature page follows.]

     The terms set forth in this Lender Addendum are hereby agreed to as of the Effective Date set forth above.

NEW LENDER

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:

Title:

By:

Title:

FERRELLGAS, L.P.

By:	Ferrellgas, Inc., as its General Partner

By:

Kevin T. Kelly, Senior Vice President
and Chief Financial Officer

FERRELLGAS, INC.

By:

Kevin T. Kelly, Senior Vice President
and Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:

Name:
Title:

BANK OF AMERICA, N.A., as a Lender, L/C
Issuer and Swing Line Lender

By:

Name:
Title:

BNP PARIBAS hereby consents to Deutsche Bank Trust Company Americas as an “Eligible Assignee” under the Credit Agreement as defined in the foregoing Lender Addendum.

BNP PARIBAS, as an L/C Issuer

By:

Name:
Title:

By:

Name:
Title: